                        SIXTH AMENDMENT TO LOAN AGREEMENT

         THIS SIXTH AMENDMENT TO LOAN AGREEMENT ("Amendment") dated effective as of June 15, 2000 (the "Amendment Effective Date") is made and entered into by and among BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., a Delaware corporation (the "Borrower"), the financial institutions (each, together with its successors and assigns, a "Lender" and collectively, the "Lenders") from time to time a party to the Loan Agreement (as hereinafter defined), and COMERICA BANK-TEXAS, a Texas banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         WHEREAS, the Borrower, the Lenders, and the Agent are parties to a Loan Agreement dated as of October 28, 1998, as amended by the First Amendment to Loan Agreement dated as of March 31, 1999, Second Amendment to Loan Agreement dated as of May 15, 1999, Third Amendment to Loan Agreement dated as of April 21, 2000, Fourth Amendment to Loan Agreement dated as of May 31, 2000 and Fifth Amendment to Loan Agreement dated as of May 31, 2000 (as amended, the "Loan Agreement"); and

         WHEREAS, the Borrower, the Lenders, and the Agent have agreed, on the terms and conditions herein set forth, that the Loan Agreement be amended in certain respects;

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION. THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Loan Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Amendments to the Loan Agreement. On and after the Amendment Effective Date, the Loan Agreement shall be amended as follows:

         (a) The definitions of "Overadvance Borrowing Base" set forth in
Section 1.1 of the Loan Agreement are hereby amended to read in their entirety as follows:

                  Overadvance Borrowing Base means the Borrowing Base plus the Participation Amount; provided, however, from and after the Amendment Effective Date of the Sixth Amendment to Loan Agreement through and including June 20, 2000 there shall be added to the Overadvance Borrowing Base $450,000.00.

         Section 3. No Reliance by Others. None of the provisions of this Amendment shall inure to the benefit of Borrower or any other Obligor or any Person other than Lenders and Agent; consequently, neither Borrower or any other Obligor shall be, and no Person other than the Lenders and Agent shall be, entitled to rely upon or raise as a claim or defense, in any manner whatsoever, the failure of Lenders and Agent to comply with the provisions of this Amendment. Neither Seller nor Purchaser shall incur any liability to Borrower or any other Obligor or any other Person for any act or omission of the other.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Loan Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Loan Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified hereby or by express written


SIXTH AMENDMENT TO LOAN AGREEMENT - Page 1

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amendments thereof, the terms and provisions of the Loan Agreement, the Notes, and any other Loan Documents or any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Amendment and any of the foregoing documents, the terms of this Amendment shall be controlling. The representations and warranties made in each Loan Document are true and correct in all material respects on and as of the Amendment Effective Date.

         Section 5. Representations and Warranties of the Borrower. To induce the Lenders to execute and deliver this Sixth Amendment (which representations shall survive the execution and delivery of this Sixth Amendment), the Borrower represents and warrants to the Lenders that:

                  (a) this Sixth Amendment has been duly authorized, executed and delivered by it and this Sixth Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                  (b) the Loan Agreement, as amended by this Sixth Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Borrower enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally; and

                  (c) the execution, delivery and performance by the Borrower of this Sixth Amendment (i) has been duly authorized by all requisite corporate action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Subordinated Note and Warrant Purchase Agreement dated as of July 23, 1998 in the principal amount of $30,000,000 for 11.28% Senior Subordinated Notes due July 23, 2006 and Common Stock Purchase Warrants, or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this
         Section 4(c).

         Section 6. Conditions to Effectiveness of This Sixth Amendment. This Sixth Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                  (a) executed counterparts of this Sixth Amendment, duly executed by the Borrower and the Lenders, shall have been delivered to the Lenders;

                  (b) the Lenders shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Sixth Amendment, certified by its Secretary or an Assistant Secretary, in the form annexed hereto as Exhibit A;

                  (c) the representations and warranties of the Borrower set forth in Section 5 hereof are true and correct on and with respect to the date hereof; and

SIXTH AMENDMENT TO LOAN AGREEMENT - Page 2

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                  (d) the Lenders shall have received the favorable opinion of counsel to the Obligors as to the matters set forth in Sections 6.1(a) and 6.1(b) hereof, which opinion shall be in form and substance satisfactory to the Lenders.

         Upon receipt of all of the foregoing, this Sixth Amendment shall become effective.

         Section 7. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Agent harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Loan Agreement and the other Loan Documents. The provisions of this Section shall survive the termination of the Loan Agreement and the repayment of the Loans.

         Section 8. Governing Law. This Amendment and the rights and obligations of the parties hereunder and under the Loan Agreement shall be construed in accordance with and be governed by the laws of the State of Texas and the United States of America.

         Section 9. Descriptive Headings, etc. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 10. Entire Agreement. This Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this Amendment.

         Section 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Borrower and the Agent.

         Section 12. Amended Definitions. As used in the Loan Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the Amendment Effective Date the term (i) "Agreement" shall mean the Loan Agreement as amended by this Amendment, and (ii) references to any and all other Loan Documents shall mean such documents as amended as contemplated hereby.



SIXTH AMENDMENT TO LOAN AGREEMENT - Page 3

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

         NOTICE PURSUANT TO TEX. BUS. & COMM. CODE Section 26.02

         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                      BOOTS & COOTS INTERNATIONAL WELL
                                      CONTROL, INC., a Delaware corporation


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      COMERICA BANK-TEXAS,
                                      a Texas banking association,
                                      as Agent, Issuer and as a Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation. Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code Section 26.02 set forth above.

                                   ABASCO, INC.,
                                   a Texas corporation


                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------









SIXTH AMENDMENT TO LOAN AGREEMENT - Page 4

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                                     BAYLOR COMPANY,
                                     a Texas corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


                                     BAYLOR COMPANY LIMITED,
                                     a company organized under the laws of
                                     England and Wales

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------



                                     BAYLOR CONTROLS, INC.,
                                     a Texas corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------



                                     BAYLOR ELECTRONICS, INC.,
                                     a Texas corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------




                                     BOOTS & COOTS/IWC DE VENEZUELA, S.A.,
                                     a company organized under the laws of
                                     Venezuela

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


SIXTH AMENDMENT TO LOAN AGREEMENT - Page 5

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                                      BOOTS & COOTS OVERSEAS, LTD.,
                                      a company organized under the laws of the British Virgin Islands


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      BOOTS & COOTS SPECIAL SERVICES, INC.,
                                      a Texas corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      ELMAGCO, INC.,
                                      a Delaware corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




                                      HELL FIGHTERS, INC.,
                                      a Texas corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





SIXTH AMENDMENT TO LOAN AGREEMENT - Page 6

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                                     INTERNATIONAL TOOL & SUPPLY DE VENEZUELA
                                     S.A., a company organized under the laws of Venezuela


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------







                                      INTERNATIONAL TOOL & SUPPLY PERU,
                                      a company organized under the laws of Peru

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





                                      INTERNATIONAL TOOL & SUPPLY UK,
                                      a company organized under the laws of
                                      England and Wales

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




                                      INTERNATIONAL WELL CONTROL SERVICES,
                                      LTD., a company organized under the laws of the Cayman Islands

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




                                      IWC ENGINEERING, INC.,
                                      a Texas corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------









SIXTH AMENDMENT TO LOAN AGREEMENT - Page 7

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                                      IWC SERVICES, INC.,
                                      a Texas corporation

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      SCHOTTEL, INC.,
                                      a Delaware corporation


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





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                                    EXHIBIT A

                               FORM OF RESOLUTIONS


SIXTH AMENDMENT TO LOAN AGREEMENT - Page 9